Exhibit 10.33
Key Executive Life Plan 95


Number of Participants: 28

Total Initial Death Benefit: $8,500,000

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Life Insurance Agreement

================================================================================

          THIS AGREEMENT, is made as of the _____ day of _______________, 19 by and between Del Webb Corporation, and its successors and assigns, of Phoenix, Arizona, hereinafter called the Corporation, and ___________________________

          WHEREAS,   ____________________________,    hereinafter   called   the
Employee, has rendered service to the Corporation, and,

          WHEREAS, the Corporation wishes to provide a death benefit for the Employee and/or the Employee's designee through the Key Executive Life Plan 1995, and,

          WHEREAS, the Employee agrees to participate in such plan to the extent hereinafter provided,

          NOW THEREFORE, it is mutually agreed that:

Insurance Policies                  1. In  furtherance  of the  purpose  of this
                                    Agreement, life insurance is to be purchased
                                    on the  life of  ___________________________
                                    hereinafter   called   the   Insured,   from
                                    Security Life of Denver Insurance Company under Policy Number __________, hereinafter called the Policy.

Security 2. As security for the Corporation's interest in the Cash Value of the Policy, the Employee shall execute, on a form acceptable to the insurance company, a collateral assignment to the Corporation of certain specified rights in the Policy, as set forth in Article 5. Except as provided in Article 5, ownership of the Policy's rights, including but not limited to the right to name the beneficiary, shall rest with the Employee.

Premiums 3. All premiums due on the Policy shall be paid by the Corporation. However, the Employee shall reimburse the Corporation each year in an amount that is equal to the value, as determined for federal tax purposes, of the "economic benefit" derived by the Employee from the Policy's life
                                    insurance  protection.   The  Employee  will
                                    receive Compensation in addition to annual salary each year in an amount equal to this reimbursement.

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Life Insurance Agreement

================================================================================

Termination                         4.   This   Agreement   shall    immediately
                                    terminate for any of the following  reasons:
                                    termination of the Employee's employment for
                                    any reason;  submission of written notice to
                                    terminate by either party to this  Agreement
                                    to  the  other  party;   the  death  of  the
                                    Insured; or any action by the Corporation which would impair, reduce, or defeat the Employee's interest in the Policy. Such action by the Corporation might include but is not limited to surrender or lapse of the Policy for nonpayment of premiums.

                                         If  this  Agreement   terminates,   the
                                    Employee  shall have the right,  exercisable
                                    within 90 days,  to obtain a release  of the
                                    Corporation's  interest  in  the  Policy  by
                                    paying to the  Corporation  its  interest in
                                    the Policy as  determined  in Article  6(2).
                                    Upon receipt of such amount, the Corporation
                                    shall  either  transfer  the  Policy  to the
                                    Employee  or transfer  such  interest to the
                                    party   designated  by  the  Employee.   The
                                    Corporation agrees to execute all documents necessary to transfer the Policy to the Employee or his/her assigns. If the Employee does not timely exercise this right, the Corporation may exercise its rights under
                                    Article 5.

Corporation's Rights                5.   Under  the  terms  of  the   collateral
                                    assignment  of the Policy,  the  Corporation
                                    shall have the following  rights:  the right
                                    to  receive,   upon   termination   of  this
                                    Agreement,    an   amount   equal   to   the
                                    Corporation's  interest in the Policy's Cash
                                    Value, as determined in accordance with Articles 6(1) and 6(2); the right to release the collateral assignment; the right to surrender or partially surrender the Policy upon the giving of 14 days advance written notice of the Corporation's exercise of its right to surrender the Policy; and the right to make and receive loans against the Policy to the extent of its interest as defined in
                                    Article 6(4).

                                         Any rights to Policy values or proceeds
                                    in excess of the Corporation's interest shall be owned by and payable to, or as designated by, the Employee.

                                         Any    designation    or    change   of
                                    beneficiary   or  change  in   election   of
                                    settlement  options  or  exercise  of policy
                                    rights   shall  be  made   subject  to  this
                                    Agreement  and  the   Corporation's   rights
                                    hereunder.

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Life Insurance Agreement

================================================================================

                                         Policy rights shall be  exercisable  by
                                    the sole signature of a duly authorized representative of the Corporation.

                                         The Corporation  agrees to refrain from
                                    making loans or partial  surrenders  against
                                    the  Policy  in an amount  greater  than its
                                    interest  under  the  Policy as  defined  in
                                    Article   6(4).   The  parties   agree  that
                                    Security Life of Denver Insurance Company is
                                    authorized  to recognize  the  Corporation's
                                    right  to  borrow   without  the   insurance
                                    company    being    responsible    for   the
                                    calculation  of  amounts   permitted  to  be
                                    borrowed  and without  investigation  of the
                                    validity  or  amount of the  request  by the
                                    Corporation to borrow. The sole signature of
                                    a  duly  authorized  representative  of  the
                                    Corporation  shall  be  sufficient  for  the
                                    exercise  of  the  Corporation's   right  to
                                    borrow  and  shall be a full  discharge  and
                                    release to Security Life of Denver Insurance
                                    Company.  The  Employee  shall  not have the
                                    right to make a loan  against  the Policy or
                                    otherwise  have access to cash values unless
                                    and  until  such  time  as  the   Employee's
                                    employment     is    terminated    or    the
                                    Corporation's   interest   in   the   Policy
                                    terminates   in    accordance    with   this
                                    Agreement.

Corporation's Interest              6. For  purposes  of  Articles  4 and 5, the
                                    amount  receivable by the  Corporation  upon
                                    (1) death of the Insured, (2) termination of this Agreement for reason other than death of the Insured, (3) surrender or partial surrender of the Policy, or (4) exercise of the loan right by the Corporation shall be as follows:

                                         1. Upon  termination  of this Agreement
                                    resulting  from  death of the  Insured,  the
                                    Corporation's  share of the  Policy's  death
                                    proceed  shall  be an  amount  equal  to its
                                    Aggregate   Premiums  paid,  as  defined  in
                                    Article 6(5),  plus any death  proceeds paid
                                    under the Policy that exceed the amount payable to the Insured's named beneficiary based on the current schedule of Death Benefits as set forth on Appendix A attached to this Agreement.

                                         2. Upon  termination  of this Agreement
                                    for reasons other than the death of the Insured, the Corporation's share of the Policy's Cash Value shall be an amount equal to its Aggregate Premiums paid. The excess, if any, of the Policy's Cash Value shall be paid to the Employee.

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Life Insurance Agreement

================================================================================

                                         3. Upon the Corporation's  surrender or
                                    partial   surrender   of   the   Policy   in
                                    accordance with Article 5, the Corporation's share of the Policy's Cash Value shall be an amount equal to its Aggregate Premiums paid. The excess, if any, of the Policy's Cash Value shall be paid to the Employee.

                                         4.If the Corporation  obtains any loans
                                    against the Policy, the amount of the loans together with the interest thereon shall at no time exceed the Aggregate Premiums paid.

                                         5. "Aggregate  Premiums" shall mean all
                                    premiums paid by the Corporation,  including
                                    premiums paid for any extra  benefit  riders
                                    or  agreements  issued  under the Policy and
                                    shall be reduced by any indebtedness and any
                                    accrued  unpaid  interest  incurred  by  the
                                    Corporation  on the Policy and the amount of
                                    any  Policy  dividends  used  to  reduce  or
                                    offset such  premiums.  "Cash  Value"  shall
                                    mean  the  guaranteed   cash  value  of  the
                                    Policy, plus the cash value of any dividend additions as of the date to which premiums have been paid and any dividend credits outstanding, and reduced by any indebtedness and any accrued unpaid interest incurred by the Corporation on the Policy.

Application for Additional          7. Should the parties to this Agreement deem
Agreements or Riders                it desirable,  application may be made for a
                                    supplemental  agreement  or rider  providing
                                    for the  waiver  of Policy  premiums  in the
                                    event of the Insured's total disability. Any
                                    additional  premium   attributable  to  such
                                    agreement or rider shall be paid by the Corporation. Waived premiums shall not be treated as paid by the Corporation.

Named Fiduciary                     8. For purposes of the  Employee  Retirement
                                    Income Security Act of 1974, the Corporation
                                    is  the   "named   fiduciary"   of  the  Key
                                    Executive  Life  Plan  1995 for  which  this
                                    Agreement is hereby designated the written plan instrument.

Claims and Review                   9. At the Insured's  death,  the Corporation
Procedure                           and the  beneficiary  designated  to receive
                                    proceeds   shall   execute  such  forms  and
                                    furnish such other documents or information as are required to receive payment under the Policy. The Corporation shall also furnish to Security Life of Denver Insurance Company an affidavit specifying

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Life Insurance Agreement

================================================================================

                                    the amount of death proceeds payable to the Corporation as defined in Article 6(1).

                                         With  respect  to  claims  against  the
                                    Corporation arising under this Agreement, the following procedure shall be used:

                                         The  claimant  shall  file a claim  for
                                    benefits by  notifying  the  Corporation  in
                                    writing. If the claim is wholly or partially
                                    denied,  the  Corporation  shall  provide  a
                                    written notice within 90 days specifying the
                                    reason for the  denial,  the  provisions  of
                                    this  Agreement on which the denial is based
                                    and   additional   material  or  information
                                    necessary to receive benefits, if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired.

                                         If a claim is  denied  and a review  is
                                    desired,   the  claimant  shall  notify  the
                                    Corporation  in writing within 60 days after
                                    receipt  of  written  notice  of a denial of
                                    claim. In requesting a review,  the claimant
                                    may  review  plan  documents  and submit any
                                    written issues and comments he/she feels are
                                    appropriate.   The  Corporation  shall  then
                                    review the claim and provide a written decision within 60 days of receipt of a request for a review. This decision shall state the specific reasons for the decision and shall include references to specific provisions on which the decision is based.

                                    The   Corporation's   liability  under  this
                                    Agreement shall not exceed the amount of proceeds it has received from the insurance company.

Payment of Proceeds                 10.  In  lieu of the  lump  sum  payable  at
                                    Insured's   death,   the  Employee  may,  in
                                    accordance   with  the   procedures  of  the
                                    insurance company, elect any of the optional
                                    modes of payment  for the death  proceeds as
                                    enumerated   in  the  Policy  and  known  as
                                    "settlement  options"  with  respect  to the
                                    portion of the Policy's  death proceeds that
                                    become  payable  to the  beneficiary.  If no
                                    such  election is in effect at the Insured's
                                    death, the beneficiary  shall have the right
                                    to  elect  such  settlement   options.   The
                                    Corporation shall have a similar right to elect a settlement option for the proceeds attributable to its interest in the Policy.

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Life Insurance Agreement

================================================================================
Amendment/Assignment                11. This Agreement may be altered,  amended,
                                    or modified,  including  the addition of any
                                    extra  Policy   provisions,   by  a  written
                                    agreement  signed  by the  parties  to  this
                                    Agreement.  In  addition,  either  party may
                                    assign   his/her   rights,   interests   and
                                    obligations under this Agreement, provided however, that any assignment shall be made subject to the terms of this Agreement.

Interpretation                      12.  Where  appropriate  in this  Agreement,
                                    words used in the singular shall include the
                                    plural and words used in the masculine shall
                                    include   the   feminine   and   vice-versa.
                                    Headings and subheadings are for convenience purposes only and have no effect on the construction of the Agreement. The internal laws of the State of Arizona shall govern this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first here in above written.


                                       ---------------------------------
                                       (Assignor)


                                       ---------------------------------
                                       (Corporation)


- ------------------------------         ---------------------------------
(Witness)                              (By)

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Collateral Assignment - Equity Method

================================================================================


- --------------------------                     ---------------------------------
Policy Number                                  Insured

The original of this Assignment should be forwarded to the Home Office, to be retained by the Company (hereafter called the Insurer) which is Security Life of Denver Insurance Company.

The undersigned owner/applicant of the policy to be issued pursuant to application Part I number ______________ and dated ____________________ for insurance on the life of the insured named above authorizes the Insurer to insert the policy number in this Assignment after said policy is issued.


                                            ------------------------------------
                                            Owner/Applicant


ASSIGNOR________________________________________________________________________
ASSIGNEE:         Del Webb Corporation
                  2231 East Camelback Road, Suite 400
                  Phoenix, Arizona 85016

FOR VALUE RECEIVED, the undersigned owner (hereafter called the assignor) assigns, transfers and sets over to the assignee, its successors or assigns, certain rights in the policy numbered above, including any and all supplemental extra benefit riders or agreements issued under said policy, subject to all the terms and conditions of the policy and this Assignment and to all superior liens, if any, which the Insurer or any prior assignee may have against this policy. The assignor by this instrument and the assignee by acceptance of this Assignment jointly and severally agree to the conditions and provisions herein set forth. This Assignment is made and the policy is to be held as collateral security for any and all liabilities of the assignor to the assignee, either now existing or that may hereafter arise between the assignor or any successors or assigns and the assignee in conjunction with a Split-Dollar arrangement with regard to this policy.

1.(a)  It is expressly agreed that the assignee shall have the following rights:


  (1) the right to make and receive loans against the policy to the extent of aggregate premiums paid by the assignee;

  (2)  the right to release this Assignment to the assignor or his/her assigns;

  (3) the right, upon 14 days advance written notice to the Insured, to surrender or partially surrender the policy and to receive the cash values and any dividend credits outstanding (but not in excess of Aggregate Premiums (as defined below) paid by the assignee); and

  (4) the right to receive from the death proceeds, and to elect an income settlement option with respect thereto, an amount equal to the aggregate premiums paid by the assignee until the date of the insured's death plus any death proceeds paid by the Insurer pursuant to the application numbered above, that exceed the amount payable to the Insured's named beneficiary based on the schedule of Death Benefits attached (see Appendix A).

Del Webb Corporation
Key Executive Life Plan 1995 (KELP '95)
Split-Dollar Collateral Assignment - Equity Method

================================================================================

    (b) Assignor shall not have the right to make a loan against the policy or otherwise have access to cash values unless and until such time as the Assignor's employment is terminated or the Assignor's interest in the Policy terminates. Except as modified by paragraph 1(a), all other rights in the policy, including but not limited to the right to designate and change the beneficiary and the right to receive any cash values and dividend credits outstanding in excess of aggregate premiums paid by the assignee, are reserved to the assignor and excluded from this Assignment.

    (c) Notwithstanding any other provision of this Assignment or the Split-Dollar Life Insurance Agreement entered into between assignor and assignee, for all purposes, the assignee shall furnish to the insurer an affidavit specifying the amount(s) to be paid, or the rights to be exercised, by each party. Both the assignor and the assignee acknowledge that, between themselves, they are bound by the limitations of the Assignment. The Insurer will recognize the signature of the assignee and the insurer is authorized to recognize the assignee's claims to rights granted by this Assignment without investigating the reason for any action taken by the assignee, or the validity or the amount of any liabilities or the existence of any default therein. Payment by the Insurer of the sums set forth in the affidavit shall be a full discharge and release therefor to the Insurer.

         This assignment does not impede or change the Insurer's right under the "Policy Loan" provision to charge interest on any policy loan. If interest is not paid under the terms of the policy, the Insurer has the right to add such interest to the unpaid loan from whatever cash value remains regardless of who owns that cash value under the terms of the Assignment.

    2. Aggregate premiums paid by the assignee shall include premiums for any extra benefit riders or agreements issued under this policy. "Aggregate Premiums" shall mean all premiums paid by the Corporation, including premiums paid for any extra benefit riders or agreements issued under the Policy and shall be reduced by any indebtedness and any accrued unpaid interest incurred by the Corporation on the Policy and the amount of any Policy dividends used to reduce or offset such premiums.

    3. Any death proceeds in excess of the amount payable to the assignee shall be paid by the Insurer to the beneficiary named under the policy.

    4. All provisions of this Assignment are binding upon the executors, administrators, successors or assigns of the assignor.

    5. All options and designations in effect as of the date of this Assignment shall remain in effect unless specifically changed by this Assignment or by action taken thereafter consistent with the Assignment.

    6. The Insurer shall not be responsible for the sufficiency or validity of this Assignment and is not a party to any split-dollar agreement (or any other similar agreement) between the assignee and the assignor.

Signed______________________________________    at_____________________________
                (City and State)                            (Date)

                           SIGN ORIGINAL AND DUPLICATE



- ---------------------------------                -------------------------------
Witness Signature                                Signature of Owner of Policy


                                        2